                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

                                          [_]CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                   COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          BANYAN SYSTEMS INCORPORATED
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                          BANYAN SYSTEMS INCORPORATED
             -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
   ------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
   ------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   ------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
   ------------------------------------------------------

  (5) Total fee paid:
   ------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
   ------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
   ------------------------------------------------------

  (3) Filing Party:
   ------------------------------------------------------

  (4) Date Filed:
   ------------------------------------------------------

                          BANYAN SYSTEMS INCORPORATED
                               120 FLANDERS ROAD
                         WESTBORO, MASSACHUSETTS 01581

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                           ON TUESDAY, MAY 12, 1998

  The Annual Meeting of Stockholders of Banyan Systems Incorporated (the "Company") will be held at the Westboro Marriott, 5400 Computer Drive, Westboro, Massachusetts on Tuesday, May 12, 1998, at 3:00 p.m., local time, to consider and act upon the following matters:

    1. To elect two Class III Directors to serve for the ensuing three years.

    2. To ratify and approve, conditioned upon stockholder approval of Proposal 4 below, an amendment to the Company's 1992 Stock Incentive Plan, as amended, increasing from 2,700,000 to 3,500,000 the number of shares of Common Stock of the Company authorized for issuance under such plan.

    3. To ratify and approve an amendment to the Company's 1995 Employee Stock Purchase Plan, as amended, increasing from 750,000 to 1,050,000 the number of shares of Common Stock of the Company authorized for issuance under such plan.

    4. To approve an amendment to the Company's Second Restated Articles of Organization, as amended, increasing from 25,000,000 to 35,000,000 the number of shares of Common Stock of the Company authorized for issuance by the Company.

    5. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year.

    6. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on April 1, 1998 will be entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. The stock transfer books of the Company remain open.

  All Stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          RICHARD M. SPAULDING, Vice President
                                           and Chief Financial Officer,
                                           Treasurer and Clerk

Westboro, Massachusetts
April 6, 1998

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                          BANYAN SYSTEMS INCORPORATED
                               120 FLANDERS ROAD
                         WESTBORO, MASSACHUSETTS 01581

            PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MAY 12, 1998

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Banyan Systems Incorporated (the "Company") for use at the Annual Meeting of Stockholders to be held at the Westboro Marriott, 5400 Computer Drive, Westboro, Massachusetts on Tuesday, May 12, 1998 at 3:00 p.m., local time, and at any adjournment or adjournments of the meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Clerk of the Company or by voting in person at the Annual Meeting.

  At the close of business on April 1, 1998, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 17,989,674 shares of Common Stock, $0.01 par value per share (the "Common Stock"), and 263,158 shares of Series A Convertible Preferred Stock, $0.01 par value per share (the "Series A Preferred"). Holders of shares of Common Stock are entitled to one vote per share. Holders of shares of Series A Preferred are entitled to one vote for each share of Common Stock issuable as of the date of such vote upon conversion of each share of Preferred Stock held on the record date (currently, ten votes per share of Series A Preferred, or 2,631,580 votes). The holders of Common Stock and Series A Preferred will vote together as a class for purposes of all matters submitted to the stockholders.

  The Company's Annual Report for 1997 was mailed to stockholders, along with these proxy materials, on or about April 6, 1998.

  THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 1998. REQUESTS SHOULD BE ADDRESSED TO THE TREASURER OF THE COMPANY, 120 FLANDERS ROAD, WESTBORO, MASSACHUSETTS 01581.

VOTES REQUIRED

  Under the Company's Amended and Restated By-laws (the "By-laws"), the holders of a majority of the number of votes represented by shares of capital stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Shares of capital stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

  The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Series A Preferred, on an as converted basis, outstanding and entitled to vote on the matter, voting together as a class, is required for the approval of the amendment to the Company's Second Restated Articles of Organization, as amended (the "Second Restated Articles"). The affirmative vote of the holders of a majority of the shares of capital stock present or represented and voting on the matter is required for the approval of all other matters being presented for stockholder approval at the Annual Meeting.

  Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be voted in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have the same effect as a vote against the proposed amendment to the Second Restated Articles, but will have no effect on the voting on the other matters being presented for stockholder approval at the Annual Meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information, as of January 31, 1998 (except as otherwise specified), with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company during 1997 named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of January 31, 1998 as a group:

                                            NUMBER OF SHARES OF  PERCENTAGE OF
                                               COMMON STOCK       COMMON STOCK
             BENEFICIAL OWNER              BENEFICIALLY OWNED(1) OUTSTANDING(2)
             ----------------              --------------------- --------------
HarbourVest Partners V-Direct Fund,
 L.P.(3)
 c/o HarbourVest Partners, LLC
 One Financial Center
 Boston, Massachusetts 02111..............       3,947,380            18.1%
Dimensional Fund Advisors Inc.(4)
 1299 Ocean Avenue, 11th Floor
 Santa Monica, California 90401...........         977,000             5.5%
G. Leonard Baker(5).......................         232,689             1.3%
Robert D. Burke(6)........................          57,500               *
John F. Burton(7).........................          35,000               *
William P. Ferry(8).......................         430,829             2.4%
A. Peter Hamilton(9)......................          76,865               *
David C. Mahoney(10)......................         559,097             3.1%
Fontaine K. Richardson(11)................          41,944               *
Richard M. Spaulding(12)..................          26,941               *
David N. Strohm(13).......................         111,000               *
Robert M. Wadsworth(3)....................       3,947,380            18.1%
William E. Warner, Jr.(14)................          24,000               *
All directors and executive officers as a
 group (11 persons)(15)...................       1,605,865             8.7%

--------
*  Less than 1%
(1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. For purposes of this table, each person is deemed to beneficially own any shares subject to stock options held by such person which are currently exercisable or exercisable within 60 days after January 31, 1998.

 (2) Number of shares deemed outstanding includes 17,869,405 shares issued and outstanding as of January 31, 1998 plus any shares subject to options held by the referenced beneficial owner(s).

 (3) On March 5, 1998 HarbourVest Partners V-Direct Fund, L.P. ("HarbourVest Fund") purchased from the Company 263,158 shares of the Company's Series A Preferred, warrants to purchase 65,790 shares of the Company's Series B Convertible Preferred Stock, $0.01 par value per share, and warrants to purchase 65,790 shares of the Company's Series C Convertible Preferred Stock, $0.01 par value per share. Upon conversion of all of such shares of preferred stock (assuming the exercise in full of all of such warrants) at the current conversion rate, HarbourVest Fund would own 3,947,380 shares of Common Stock. Mr. Wadsworth is a managing director of HarbourVest Partners, LLC, which is the managing member of HVP V-Direct Associates, L.L.C., a general partner of HarbourVest Fund. Mr. Wadsworth disclaims beneficial ownership of the shares held by HarbourVest Fund.

 (4) Based on information provided to the Company by Dimensional Fund Advisors Inc. ("Dimensional"), all shares of Common Stock beneficially owned by Dimensional, a registered investment advisor, are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company ("DFA Group Inc."), or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust ("DFA Group Trust") investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional filed a Schedule 13G with the Securities and Exchange Commission on February 9, 1998 reporting beneficial ownership of 977,000 shares of Common Stock as of December 31, 1997 and the following information is derived from such filing. Dimensional reported that it exercises sole voting power over 657,100 shares of Common Stock. Certain officers of Dimensional who also serve as officers of DFA Group Inc. and DFA Group Trust exercise voting power over an aggregate of 319,900 shares of Common Stock in their respective capacities as officers of DFA Group Inc. and DFA Group Trust. Dimensional reports sole dispositive power over 977,000 shares of Common Stock. Dimensional disclaims beneficial ownership of all shares reported herein.

 (5) Includes 8,890 shares held of record by Saunders Holdings, L.P. with respect to which Mr. Baker exercises shared voting and dispositive power. Mr. Baker disclaims beneficial ownership of such shares except as to his proportionate pecuniary interest therein. Also includes 15,000 shares subject to stock options held by Mr. Baker.

 (6) Consists of 57,500 shares subject to stock options held by Mr. Burke.

 (7) Consists of 35,000 shares subject to stock options held by Mr. Burton.

 (8) Includes 270,829 shares subject to stock options held by Mr. Ferry.

 (9) Includes 36,000 shares held by a relative of Mr. Hamilton. Also includes 3,000 shares subject to stock options held by Mr. Hamilton. Mr. Hamilton will cease to be a director of the Company effective May 12, 1998.

(10) Includes 162,500 shares subject to stock options held by Mr. Mahoney. Also includes 30,000 shares held by Mr. Mahoney's wife, as to which shares Mr. Mahoney disclaims beneficial ownership.

(11) Includes 15,000 shares subject to stock options held by Mr. Richardson.

(12) Includes 24,757 shares subject to stock options held by Mr. Spaulding.

(13) Includes 96,000 shares held by a trust of which Mr. Strohm is a beneficiary. Also includes 15,000 shares subject to stock options held by Mr. Strohm.

(14) Includes 20,000 shares subject to stock options held by Mr. Warner.

(15) Includes the shares and shares subject to stock options listed in Notes
     (5)-(14) above. In addition, includes 10,000 shares subject to stock options held by one other executive officer of the Company. Excludes shares beneficially owned by Mr. Wadsworth, who became a Director of the Company on March 5, 1998.

                           1. ELECTION OF DIRECTORS

  The Company's By-laws provide that the Board of Directors is classified into three classes (designated Class I Directors, Class II Directors and Class III Directors), with members of each class holding office for staggered three-year terms. At the time of the Annual Meeting there will be two Class I Directors, whose terms expire at the 1999 Annual Meeting of Stockholders, two Class II Directors, whose terms expire at the 2000 Annual Meeting of Stockholders, and three Class III Directors, whose terms expire at the 1998 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal). In addition, the Second Restated Articles provide that the holders of Series A Preferred are entitled to elect one member of the Board of Directors.

  The persons named in the enclosed proxy will vote to elect William P. Ferry and David N. Strohm as Class III Directors to serve for the ensuing three years, unless authority to vote for the election of either or both is withheld by marking the proxy to that effect. Both of the nominees are currently Class III Directors of the Company. Each of the nominees has indicated his willingness to serve, if elected, but if either should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board.

  A. Peter Hamilton, who is also currently a Class III Director, has declined to stand for reelection at the Annual Meeting. Accordingly, Mr. Hamilton's term as a director will expire following the Annual Meeting. Pursuant to the By-laws, the remaining directors will be entitled to fill the vacancy created by Mr. Hamilton's departure. In addition, prior to the Annual Meeting, William
P. Ferry, currently a Class I Director, will agree to be re-designated as a Class III Director in order to maintain an equal number of directors in each class.

DIRECTORS AND NOMINEES

  The following table sets forth, for each director of the Company (including the two nominees for Class III Director), his name and age, his positions with the Company, his principal occupation and business experience during the past five years, the names of the other public reporting corporations for which he serves as a director and the year during which he first became a director of the Company:

                     NOMINEES FOR CLASS III DIRECTOR

  DAVID N. STROHM, 49, has been a director of the Company since its inception in 1983 and a director of Switchboard Incorporated, a majority-owned subsidiary of the Company ("Switchboard"), since February 1998. He has been a general partner of Greylock Management Corporation, a venture capital group ("Greylock"), since 1980, and he is a general partner of several venture capital funds affiliated with Greylock. He is a director of DoubleClick Inc. and Legato Systems, Inc.

  WILLIAM P. FERRY, 45, has been Chairman of the Board since October 1997. He has been a director of the Company and served as President and Chief Executive Officer since February 1997 and Chairman of the Board of Directors of Switchboard since March 1997. From August 1990 to February 1997, he served in various management capacities at Wang Laboratories, Inc., including President, Services Division from July 1994 until February 1997 and Senior Vice President and General Manager, North American Operations from January 1993 until July 1994.

            CLASS I DIRECTORS (TERMS EXPIRE AT 1999 ANNUAL MEETING)

  G. LEONARD BAKER, JR., 55, has been a director of the Company since its inception in 1983. He has been a managing director of Sutter Hill Ventures, a venture capital firm, since 1974.

  DAVID C. MAHONEY, 53, a founder of the Company, has been a director of the Company since the Company's inception in 1983 and a director of Switchboard since its inception in April 1996. He served as Chairman of the Board and Chief Executive Officer from inception until November 1996 and served as President from inception until April 1987, from May 1989 until June 1992 and from January 1995 to February 1997. He is a director of Applix, Inc.

           CLASS II DIRECTORS (TERMS EXPIRE AT 2000 ANNUAL MEETING)

  JOHN F. BURTON, 46, has been a director of the Company since 1991. From November 1996 to October 1997 he served as Chairman of the Board. Mr. Burton has been the President of Burton Technology Partners, Ltd., an investment and strategic planning company, since 1996. From 1995 until 1996, he served as the President and Chief Executive Officer of NatSystems International, Inc., a software company. From 1989 until 1995, he was the President, Chief Executive Officer and a director of LEGENT Corporation, a public systems management software company. He is a director of AXENT Technologies, Inc., MapInfo Corporation, Netrix, Inc. and Network Imaging Corp.

  FONTAINE K. RICHARDSON, 56, has been a director of the Company since 1984. He has been a General Partner of Eastech Management Company, a private venture capital firm, since 1983. He is a director of Mentor Graphics Corporation.

                       SERIES A PREFERRED DIRECTOR

  ROBERT M. WADSWORTH, 37, has been a director of the Company since March 1998. He has been a managing director of HarbourVest Partners, LLC, a venture capital management company, since December 1988. He joined Hancock Venture Partners, the predecessor of HarbourVest Partners, LLC, in July 1986. He is a director of Concord Communications, Inc., Gulf States Steel, Inc., of Alabama and Outsourcing Services Group, Inc.

BOARD AND COMMITTEE MEETINGS

  The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's internal accounting control policies and procedures, considers and recommends the selection of the Company's independent accountants, reviews and approves any major accounting policy changes affecting the Company's operating results and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met five times during 1997. The current Audit Committee members are Messrs. Baker and Richardson.

  The Company has a standing Compensation Committee of the Board of Directors, which provides recommendations to the Board regarding compensation programs of the Company and administers the Company's employee benefit plans. The Compensation Committee met three times during 1997. The current members of the Compensation Committee are Messrs. Burton, Richardson and Strohm.

  In January 1998, the Board of Directors established a Nominating Committee of the Board, which provides recommendations to the Board with respect to candidates for directors of the Company. The Nominating Committee considers nominees recommended by stockholders of the Company. Any stockholder may submit such a recommendation in writing to the Nominating Committee by addressing it to the attention of the Clerk of the Company. The current members of the Nominating Committee are Messrs. Burton, Ferry and Richardson.

  The Board of Directors met nine times during the 1997 fiscal year. Each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served.

DIRECTOR COMPENSATION

  Members of the Board of Directors who are not employees of the Company are paid a retainer of $4,000 per year. In addition, the Company reimburses all of its directors for their out-of-pocket expenses in connection with performing their duties as directors of the Company.

  Under the terms of the Company's 1992 Director Stock Option Plan, as amended (the "Director Plan"), directors of the Company who are not officers or employees of the Company or of any subsidiary of the Company receive nonstatutory options to purchase shares of Common Stock. During 1997, Messrs. Baker, Burton, Hamilton, Richardson and Strohm were each granted an annual option for 3,000 shares of Common Stock at an exercise price of $2.00 per share. On March 5, 1998, in connection with his initial election as a Director, Mr. Wadsworth received an option to purchase 15,000 shares of Common Stock at an exercise price of $4.00 per share. On the date of the 1998 Annual Meeting of Stockholders, each of the Company's non-employee directors will receive an annual option to purchase 3,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant.

EXECUTIVE COMPENSATION

 Summary Compensation

  The following table sets forth certain information concerning the compensation of the Company's Chief Executive Officer and the Company's three other executive officers during the year ended December 31, 1997 who were serving as executive officers of the Company on December 31, 1997 and whose individual total salary and bonus exceeded $100,000 during such year (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                        LONG-TERM
                                       ANNUAL          COMPENSATION
                                   COMPENSATION(2)        AWARDS
                                  -----------------    ------------
                                                        SECURITIES
                                                        UNDERLYING   ALL OTHER
    NAME AND PRINCIPAL             SALARY   BONUS        OPTIONS    COMPENSATION
        POSITION(1)          YEAR   ($)     ($)(3)        (#)(4)       (#)(5)
    ------------------       ---- -------- --------    ------------ ------------
William P. Ferry(6)........  1997 $286,731 $700,000(7)  1,000,000      $1,066
 Chairman of the Board,
  President
 and Chief Executive
  Officer
Robert D. Burke(8).........  1997 $178,154 $120,000       120,000      $1,003
 Senior Vice President,
 Worldwide Sales and
  Service
Richard M. Spaulding(9)....  1997 $136,769 $ 70,000        30,000      $  953
 Vice President and          1996 $120,000 $ 19,680         5,000      $  954
 Chief Financial Officer,    1995 $104,423 $ 10,500        20,500      $  920
 Treasurer and Clerk
William E. Warner, Jr.(10).  1997 $111,154 $ 50,000       130,000      $1,623
 Senior Vice President,
  Product
 Management and Development

--------

(1) Lists principal position with the Company as of December 31, 1997.
(2) Excludes perquisites and other personal benefits because the aggregate amount of such compensation was in all cases less than the lesser of either $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer.
(3) Unless otherwise noted, represents amounts awarded as annual incentive bonuses.
(4) Reflects the grant of options to purchase Common Stock. The Company has never granted stock appreciation rights.
(5) Represents Company contributions to the Company's 401(k) Plan.
(6) Mr. Ferry joined the Company as an executive officer in February 1997.
(7) Includes a $400,000 sign-on bonus granted pursuant to Mr. Ferry's Employment Agreement with the Company, as amended. In February 1997, Mr. Ferry was granted a stock bonus of 200,000 shares pursuant to the terms of the Employment Agreement. Pursuant to the Amendment to the Employment Agreement, the Company rescinded such shares in June 1997 and agreed to issue 160,000 shares to Mr. Ferry in January 1998. See "Certain Relationships and Related Transactions."
(8) Mr. Burke joined the Company as an executive officer in March 1997.
(9) Mr. Spaulding became an executive officer in December 1995.
(10) Mr. Warner joined the Company as an executive officer in April 1997.

 Option Grants, Exercises and Year-End Values

  The following tables set forth certain information concerning option grants and exercises during the fiscal year ended December 31, 1997 to or by the Named Executive Officers and the number and value of the unexercised options held by such persons on December 31, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                     INDIVIDUAL GRANTS
                         ----------------------------------------------
                                       PERCENT OF                       POTENTIAL REALIZABLE
                         NUMBER OF       TOTAL                            VALUE AT ASSUMED
                         SECURITIES     OPTIONS                         ANNUAL RATES OF STOCK
                         UNDERLYING    GRANTED TO EXERCISE               PRICE APPRECIATION
                          OPTIONS      EMPLOYEES   OR BASE               FOR OPTION TERM(3)
                          GRANTED      IN FISCAL    PRICE    EXPIRATION ---------------------
       NAME                (#)(1)         YEAR    ($/SH)(2)     DATE      5% ($)    10% ($)
       ----              ----------    ---------- ---------  ---------- ---------- ----------
William P. Ferry........ 1,000,000(4)    43.6%     $2.25(5)   2/04/07   $1,415,013 $3,585,921
Robert D. Burke.........   120,000(6)     5.2%     $2.25(7)   3/20/07   $  169,802 $  430,311
Richard M. Spaulding....    30,000        1.3%     $1.938     5/23/07   $   36,564 $   92,660
William E. Warner, Jr...   130,000(8)     5.7%     $2.25(7)   3/20/07   $  183,952 $  466,170

--------
(1) Unless otherwise indicated, each option grants a right to purchase shares of Common Stock which vests in four equal annual installments beginning one year after the date of grant. Vesting of certain of the options is accelerated under specified circumstances. See "Certain Relationships and Related Transactions."
(2) Represents the fair market value of the underlying shares of Common Stock on the date of grant, unless otherwise indicated.
(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.
(4) Vests in 48 equal monthly installments concluding on February 4, 2001.

(5) The exercise price on February 4, 1997, the date of grant, was $4.00 per share, reflecting the fair market value on such date. Effective June 11, 1997 the option price was adjusted to $2.25 per share, reflecting a 14% premium over the fair market value of the underlying shares of Common Stock on such date. See "Repricing of Options."

(6) Options to purchase 20,000 shares vested on March 20, 1997. Options to purchase the remaining 100,000 shares vest according to the following schedule: 37,500 shares, 37,500 shares, 12,500 shares and 12,500 shares on March 20 of each of 1998, 1999, 2000 and 2001, respectively.
(7) The exercise price on March 20, 1997, the date of grant, was $2.688 per share, reflecting the fair market value of the underlying shares of Common Stock on such date. Effective May 9, 1997, the option price was adjusted to $2.25 per share, reflecting a 20% premium over the fair market value of the underlying shares of Common Stock on such date. See "Repricing of Options."

(8) Options to purchase 20,000 shares vested on April 17, 1997. Options to purchase the remaining 110,000 shares vest according to the following schedule: 40,000 shares, 40,000 shares, 15,000 shares and 15,000 shares on April 17 of each of 1998, 1999, 2000 and 2001, respectively.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                   NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                           SHARES                 UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON  VALUE   OPTIONS AT FISCAL YEAR-END (#)  FISCAL YEAR-END ($)(2)
                          EXERCISE   REALIZED ------------------------------ -------------------------
       NAME                  (#)      ($)(1)    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
       ----              ----------- -------- ------------------------------ -------------------------
William P. Ferry........       0       $ 0           208,330/791,670             $143,331/$544,669
Robert D. Burke(3)......       0       $ 0                 0/120,000             $      0/$ 82,560
Richard M. Spaulding....       0       $ 0                 0/ 67,579             $      0/$ 55,854
William E. Warner,
 Jr.(3).................       0       $ 0                 0/130,000             $      0/$ 89,440

--------
(1) Represents the difference between the fair market value of the underlying shares of Common Stock on the date of exercise and the exercise price.
(2) Based on the fair market value of the underlying shares of Common Stock on December 31, 1997 ($2.938), less the option exercise price.
(3) As of December 31, 1997, the executive officer held vested options to purchase 20,000 shares. In connection with the repricing of such options in May 1997, the executive officer agreed not to exercise such options until January 1, 1998. See "Repricing of Options" and "Compensation Committee Report on Repricing of Options."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Messrs. Burton, Richardson and Strohm served as members of the Compensation Committee during the Company's last fiscal year. In consideration of the active operational involvement of Mr. Burton as Chairman of the Board of the Company, in November 1996, the Company entered into an agreement with Burton Technology Partners, Ltd. ("BTP"), a company wholly owned by Mr. Burton. Pursuant to this agreement, BTP agreed to provide consulting and related services to the Company at a cost to the Company of $2,000 per day of service plus reasonable expenses. Such services were to be performed by Mr. Burton unless otherwise agreed by the parties. The agreement was terminated by the parties, effective as of October 1997. During 1997, payments from the Company to BTP totalled $77,138.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 Mr. Ferry's Employment Agreement

  In February 1997, the Company entered into an Employment Agreement with Mr. Ferry pursuant to which the Company and Mr. Ferry agreed that Mr. Ferry would be employed by the Company as its President and Chief Executive Officer and would be named to the Board of Directors. The Employment Agreement sets Mr. Ferry's compensation at a minimum of $350,000 per year with a minimum annual bonus of $150,000 based upon the achievement of certain performance objectives determined by the Board of Directors. Under the Employment Agreement, Mr. Ferry is also eligible to receive an additional bonus of a minimum of $150,000 based upon the achievement of specified financial goals detailed in the Employment Agreement. The terms of the Employment Agreement also include a grant of a nonstatutory stock option to purchase 1,000,000 shares of Common Stock at a per share exercise price of $4.00 and an award of 200,000 shares of Common Stock at par value. In addition, the Employment Agreement contains confidentiality and noncompetition provisions.

  The Company may terminate the Employment Agreement upon six months written notice to Mr. Ferry. If such termination occurs on or before February 4, 1999, Mr. Ferry will receive a cash payment from the Company equal to the sum of $500,000 plus the amount by which $925,000 exceeds the aggregate of salary and bonuses paid to Mr. Ferry under the Employment Agreement. If such termination occurs subsequent to February 4, 1999, Mr. Ferry will receive a cash payment from the Company equal to the greater of $500,000 or the sum of salary and bonus which would have been paid to Mr. Ferry if all performance related criteria to his bonus payments had been met. Mr. Ferry may terminate the Employment Agreement for good reason upon notice given within 60 days of the occurrence of certain specified events generally relating to diminished responsibility with the Company (or notice given within one year if such events occur due to a change in control of the Company). Upon a change in control of the Company, 50% of the unvested portion of the stock option granted to Mr. Ferry under the Employment Agreement immediately becomes vested.

  In June 1997, the Company and Mr. Ferry entered into an Amendment to the Employment Agreement. Pursuant to the Amendment, the Company (i) accelerated the schedule of payment of certain bonuses under the Employment Agreement,
(ii) reduced the per share exercise price of the stock option granted under the Employment Agreement from $4.00 to $2.25, (iii) rescinded the 200,000 share Common Stock Award under the Employment Agreement and (iv) paid to Mr. Ferry a cash bonus of $400,000. Additionally under the Amendment, the Company agreed to grant an award of 160,000 shares of Common Stock at par value subject to the condition that such issuance shall not be effected unless Mr. Ferry remained in continuous employment at the Company through and including January 2, 1998 and subject to the further condition that Mr. Ferry not, as of such date, announce his intention to terminate his employment at the Company.

 Other

  In March 1997, the Company entered into Employment Letters with Messrs. Burke and Warner, pursuant to which Employment Letters the Company agreed to employ Messrs. Burke and Warner as its Senior Vice President, Worldwide Sales and Service, and Senior Vice President, Product Management and Development, respectively. These Employment Letters provide for salaries per annum and stock options to purchase shares of Common Stock for Messrs. Burke and Warner, respectively, as follows: $240,000 and 120,000 shares and $170,000 and 130,000 shares. Messrs. Burke and Warner's stock options were granted with a per share exercise price of $2.688, which exercise price was adjusted to $2.25 in May 1997. See "Repricing of Options" and "Compensation Committee Report on Repricing of Options." In the event of a change in control of the Company, 50% of all unvested stock options under the Employment Letters immediately become exercisable. In addition, the termination of Mr. Burke by the Company for any reason except for cause accelerates the vesting of all of Mr. Burke's stock options granted pursuant to his Employment Letter which would have become fully vested in the subsequent nine months but for such termination. The Employment Letters also contemplate annual bonus targets for Messrs. Burke and Warner in the amounts of $160,000 and $70,000, respectively. Mr. Burke's Employment Letter guarantees him a minimum bonus in his first year of employment of $90,000. The Employment Letters all provide for the payment by the Company of the difference between any outside earnings and the salary formerly paid by the Company upon termination of the executive (i) by the Company for any reason, except cause, or (ii) voluntarily by the executive upon a material reduction in responsibilities. Such payments continue for a period of nine months for Mr. Burke and for a period of six months for Mr. Warner.

  In September 1997, Mr. Spaulding entered into a Senior Executive Termination Benefits Agreement superseding a prior agreement which became effective in January 1997. Pursuant to the September Agreement, Mr. Spaulding agreed to remain employed with the Company during any specified change in control of the

Company, and the Company agreed to provide certain severance benefits to Mr. Spaulding in the event his employment at the Company is terminated within one year following a change in control of the Company or if his employment is terminated for certain other reasons. In the event (i) Mr. Spaulding's employment is terminated by the Company for any reason, including a change in control, except for cause, or (ii) Mr. Spaulding voluntarily terminates his employment at the Company within 60 days from the occurrence of a change in control or a material reduction of responsibilities and after 60 days' prior written notice to the Company of his intention to terminate his employment, the Company will pay Mr. Spaulding for six months the difference between his outside earnings, if any, and his base salary at the Company. In addition, in the event of a change in control, 50% of all unvested stock options held by Mr. Spaulding will become fully vested.

  In March 1998, HarbourVest Partners V-Direct Fund, L.P. ("HarbourVest Fund") purchased from the Company 263,158 shares of the Company's Series A Preferred, warrants to purchase 65,790 shares of the Company's Series B Convertible Preferred Stock and warrants to purchase 65,790 shares of the Company's Series C Convertible Preferred Stock, for an aggregate purchase price of $10,000,000. As of March 30, 1998, such shares of Series A Preferred and the shares of Series B and Series C Convertible Preferred Stock issuable upon exercise of such warrants were convertible into 3,947,380 shares of Common Stock. Mr. Wadsworth, the Series A Preferred Director of the Company, is a managing director of HarbourVest Partners, LLC, which is the managing member of HVP V-Direct Associates, L.L.C., a general partner of HarbourVest Fund. See "Proposal 4. Approval of Amendment to Second Restated Articles of Organization."

REPRICING OF OPTIONS

  The following table sets forth certain information concerning the repricing of options of the Company held by executive officers since the Company's initial public offering in August 1992.

                          TEN-YEAR OPTION REPRICINGS

                                                                                                    LENGTH OF
                                   NUMBER OF     NUMBER OF                                           ORIGINAL
                                   SECURITIES     SHARES     MARKET PRICE    EXERCISE              OPTION TERM
                                   UNDERLYING   UNDERLYING    OF STOCK AT  PRICE AT TIME    NEW    REMAINING AT
                                    OPTIONS    OPTIONS AFTER    TIME OF         OF       EXERCISE    DATE OF
     NAME                  DATE   REPRICED (#) REPRICING (#) REPRICING ($) REPRICING ($) PRICE ($) REPRICING(1)
     ----                -------- ------------ ------------- ------------- ------------- --------- ------------
William P. Ferry........  6/11/97  1,000,000     1,000,000      $ 2.00        $ 4.00       $2.25       115
Robert D. Burke.........   5/9/97    120,000       120,000      $1.875        $2.655       $2.25       118
Richard M. Spaulding....   5/9/97        171           171      $1.875        $ 2.50       $2.25        43
                                         501           501      $1.875        $ 3.80       $2.25        65
                                       2,500         2,500      $1.875        $ 3.80       $2.25        75
                                       1,875         1,875      $1.875        $ 3.80       $2.25        87
                                       7,000         7,000      $1.875        $ 3.80       $2.25        98
                                      10,000        10,000      $1.875         $3.80       $2.25       108
                                       4,626         4,626      $1.875         $3.80       $2.25       104
                                       3,500         3,500      $1.875         $3.80       $2.25       106
                                       3,000         3,000      $1.875         $3.80       $2.25       113
                                         982           982      $1.875         $3.80       $2.25       117
                                       1,426         1,426      $1.875         $3.80       $2.25       117
                          2/27/97        501           501      $3.438         $7.00       $3.80        68
                                       5,000         5,000      $3.438         $7.00       $3.80        75
                                       2,500         2,500      $3.438         $7.00       $3.80        89
                                       7,000         7,000      $3.438         $7.00       $3.80        98
                                      10,000        10,000      $3.438         $7.00       $3.80       103
                                       4,624         4,624      $3.438         $7.00       $3.80       104
                                       3.500         3,500      $3.438        $10.00       $3.80       106
                                       3,000         5,000      $3.438        $ 6.88       $3.80       113
                                         982           982      $3.438        $ 4.00       $3.80        56
                                       1,426         1,426      $3.438        $ 4.00       $3.80        63
                         10/25/95      2,000         2,000       $7.00        $20.75       $7.00        85
                                       3,000         3,000       $7.00        $14.30       $7.00        92
                                       2,500         2,500       $7.00        $14.25       $7.00       104
                                       7,000         7,000       $7.00        $14.13       $7.00       116
                                      10,000        10,000       $7.00        $10.88       $7.00       121
William E. Warner, Jr...   5/9/97    130,000       130,000      $1.875        $2.688       $2.25       118
Jeffrey D. Glidden(2)...  12/6/96     70,000       125,000       $9.75        $ 8.00       $3.75       112
                                      25,000                                   15.37                    92
                                      10,000                                   17.37                    99
Ann C. Smith(3).........  11/6/96     10,000        30,000       $3.75        $12.44       $3.75       106
                                      10,000                                  $10.88                   108

--------
(1) Data is presented in terms of months.
(2) Mr. Glidden served as an executive officer from July 1991 to May 1997.

(3) Ms. Smith served as an executive officer from June 1995 to June 1997.

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

  Effective February 27, 1997, as part of an initiative to increase employee support, recognition and reward, the Board of Directors approved a repricing of all outstanding employee stock options granted from August 1992 through April 1997 (other than a total of 316,820 options held by Messrs. Glidden and Mahoney and Ms. Smith) to $3.80 per share, a 10% premium over the then fair market value of the Common Stock. The Board felt that this repricing would foster a work environment that encourages and motivates employees to perform to their utmost potential. Recognizing that these considerations apply equally to executive officers as to employees, and in appreciation of Mr. Spaulding's contributions as Vice President, Finance, in facilitating the transition of executive management, certain options held by Mr. Spaulding were included in this repricing.

  Effective May 9, 1997, the Board approved an additional stock option repricing to $2.25 per share, a 20% premium over the then fair market value of the Common Stock, applicable to all outstanding employee stock options. Appreciating the need to similarly provide incentives to the Company's executive officers, options held by executive officers were also repriced. The Board considered this repricing to be consistent with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees and felt the repricing was an important sign of appreciation for the efforts of the employees through the Company's restructuring. The Board required employees to remain employed at the Company until January 1, 1998 in order to benefit from this repricing. Certain options held by Messrs. Burke, Spaulding and Warner were included in this repricing.

  Effective June 13, 1997, the Board approved an amendment to the Employment Agreement between Mr. Ferry and the Company. Pursuant to such amendment, the stock options held by Mr. Ferry were repriced from $4.00 per share to $2.25 per share, a 14% premium over the then fair market value of the Common Stock. Because of a decline in market value of the Common Stock, Mr. Ferry's outstanding options were exercisable at a price that exceeded the market value of the Common Stock. In view of this decline, and recognizing the vital contributions of Mr. Ferry as President and Chief Executive Officer, including leading the Company's restructuring efforts, the Compensation Committee believed that it was important to regain the incentive intended to be provided by Mr. Ferry's options.

                                          John F. Burton
                                          Fontaine K. Richardson
                                          David N. Strohm

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on its review of copies of reports filed by reporting persons of the Company ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or written representations from certain Reporting Persons that no Form 5 filing was required for such person, the Company believes that during 1997, all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, except as follows: Messrs. Mahoney and Strohm each filed a late Form 5 reporting his May 1997 stock option grant under the Company's 1992 Director Stock Option Plan, as amended.

          REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is administered by the Compensation Committee, which is currently comprised of three directors who are not employees of the Company. The Compensation Committee is responsible for determining the compensation of each executive officer and recommending such compensation to the Board of Directors.

  The Company's executive compensation program is designed to align executive compensation with the Company's business objectives and individual performance and to enable the Company to attract, retain and reward executive officers who contribute, and are expected to continue to contribute, to the Company's long-term success. In establishing executive compensation, the Compensation Committee is generally guided by the following principles: (i) the total compensation payable to executive officers should be competitive with the compensation paid by comparable companies for officers in comparable positions; (ii) individual compensation should include components that reflect the performance of the individual, teamwork and the achievement of corporate objectives; and (iii) the Company should strive to achieve equitable relationships both between the compensation of individual officers and between the compensation of officers and other employees throughout the organization.

  The compensation of the Company's executive officers, including the Chief Executive Officer and the other Named Executive Officers, consists of a combination of base salary, annual incentive bonuses and equity-based compensation.

  Base Salary. The Compensation Committee subjectively determines the base salary for all executives, including the Chief Executive Officer, by reviewing the salaries for competitive positions in the Company's industry, the historical compensation levels of the executives, the individual performance of the executives in the preceding year and salary levels required by any applicable employment agreements. In addition, officers whose primary responsibilities are in the areas of sales and marketing are entitled to receive commissions based on sales. In fixing the base salary of all executive officers in 1997, the Compensation Committee reviewed a survey prepared for the Company by an outside consultant showing salary data for companies with revenues comparable to those of the Company. The survey contained information obtained from a broad set of participating companies, including certain companies contained in the CRSP Nasdaq Total Return Index for Nasdaq Computer & Data Processing Service Stocks. The Compensation Committee considered the data in such survey as a basis for its subjective assessment that the salaries established by it for 1997, including the base salary of Mr. Ferry, were comparable to the median salaries of executive officers of companies with revenues similar to those of the Company.

  Annual Incentive Awards. During 1997, all of the Company's executive officers were newly appointed to their positions with the Company. In consideration of this, the Compensation Committee deemed it appropriate to award executive bonuses outside of the Company's traditional bonus plans. Bonuses payable to executives were determined by negotiations between the particular executive and the Company during the appointment process and were paid as a percentage of annualized base wages earned during the year. A significant portion of all bonuses were based upon the achievement of Company financial goals, in light of the Company's restructuring, as determined by the Compensation Committee. The balance was based upon achievement of personal and team objectives, as determined by the Compensation Committee or such person designated by the Compensation Committee. The specific objectives established for Mr. Ferry in 1997 included financial targets set by the Compensation Committee for operating profit and cash balances. The weighting between total

Company financial goals versus personal and team goals varied by position at the sole discretion of the Compensation Committee.

  Stock-Based Compensation. Awards of stock options under the Company's stock option plans are designed to more fully align the long-term interests of the Company's executives and its stockholders and to assist in the retention of executives. The Compensation Committee selects the executive officers, if any, to receive stock options and subjectively determines the number of shares subject to each option. The size of option grants is generally intended by the Compensation Committee to reflect the executive's position with the Company and his contributions to the Company. The Compensation Committee considered options awarded in prior years when determining options for 1997. Options are generally granted at market value and thus will have value to an executive only if the Company's stock price increases.

  The Company has also adopted the 1995 Employee Stock Purchase Plan, which is available to all eligible employees of the Company, including executive officers. This Plan generally permits employees, including executive officers, to purchase shares of Common Stock, through payroll deductions, at a price equal to 85% of the fair market value of the Common Stock at the beginning or end of the applicable purchase period, whichever is lower.

  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Code, which disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and four other most highly compensated executive officers, has not historically had an effect on the Company. The Committee intends to periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of its executive compensation to comply with certain exemptions in Section 162(m).

                                          John F. Burton
                                          Fontaine K. Richardson
                                          David N. Strohm

                         COMPARATIVE STOCK PERFORMANCE

  The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S.) (the "CRSP Nasdaq Index") and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the "CRSP Computer & Data Index"). This graph assumes the investment of $100 on December 31, 1992, the date on which the Company's Common Stock was first publicly traded, in the Company's Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are the last trading days for the fiscal years ending December 31, 1992, 1993, 1994, 1995, 1996 and 1997.




                       [PERFORMANCE GRAPH APPEARS HERE]

                             1992     1993     1994     1995     1996     1997
                            ------  -------  -------  -------  -------  -------
Banyan Systems Incorporated $100.0  $ 71.43  $ 85.12  $ 48.81  $ 21.43  $ 13.99
CRSP Nasdaq Index           $100.0  $119.95  $125.94  $163.35  $202.99  $248.30
CRSP Computer & Data Index  $100.0  $105.83  $128.53  $195.74  $241.54  $296.70

                   2. RATIFICATION AND APPROVAL OF AMENDMENT
                         TO 1992 STOCK INCENTIVE PLAN

  The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. Pursuant to an amendment adopted at the 1995 Annual Meeting of Stockholders, the Company is currently authorized to issue under its 1992 Stock Incentive Plan, as amended (the "1992 Plan"), a total of 2,700,000 shares of Common Stock (subject to adjustment for certain changes in the Company's capitalization). As of December 31, 1997, the number of shares available for future grant under the 1992 Plan was 802,256. Accordingly, on February 11, 1998 the Board adopted, subject to stockholder ratification and approval, an amendment to the 1992 Plan increasing the number of shares of Common Stock available for issuance under the 1992 Plan from 2,700,000 to 3,500,000 shares (subject to adjustment for certain changes in the Company's capitalization).

  THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE 1992 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

  Ratification and approval of the amendment to the 1992 Plan is conditioned upon approval of Proposal 4, relating to an amendment to the Company's Second Restated Articles increasing from 25,000,000 to 35,000,000 the number of shares of Common Stock authorized for issuance by the Company. See "Proposal
4. Approval of Amendment to Second Restated Articles of Organization."

  The following is a brief summary of the provisions of the 1992 Plan. This summary is qualified in all respects by reference to the full text of the 1992 Plan, copies of which are available upon request to the Treasurer of the Company.

  On June 23, 1992, the Board of Directors adopted, and on July 24, 1992 the stockholders approved, the 1992 Plan. The 1992 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, performance shares and awards of restricted stock and unrestricted stock ("Awards"). No Awards other than incentive stock options and nonstatutory stock options have been granted under the 1992 Plan. No Award may be made under the 1992 Plan after June 23, 2002, but Awards previously granted may extend beyond that date. The 1992 Plan may be sooner terminated by the Board of Directors, which has the power to amend or terminate the 1992 Plan.

 Administration

  The 1992 Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1992 Plan and to interpret the provisions of the 1992 Plan. Pursuant to the terms of the 1992 Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1992 Plan. No amendment to the 1992 Plan may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3 promulgated under the Exchange Act.

 Incentive Stock Options and Nonstatutory Options.

  Optionees receive the right to purchase a specified number of shares of Common Stock at some time in the future at an option price and subject to such terms and conditions as are specified at the time of the grant. The

1992 Plan provides that the number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any two consecutive calendar year period. Incentive stock options and options which the Board or Compensation Committee intends to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

 Eligibility.

  All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success are eligible to participate in the 1992 Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. As of December 31, 1997, the Company had 410 employees. On March 25, 1998, the closing sale price of the Company's Common Stock on the Nasdaq National Market was $6.00.

  The granting of Awards under the 1992 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. The following table, however, sets forth the benefits received under the 1992 Plan during 1997 by (i) the Named Executive Officers, individually, (ii) all current executive officers, as a group (the "Executive Group"), (iii) all current directors who are not executive officers, as a group (the "Non-Executive Director Group"), and (iv) all employees, including all current officers who are not executive officers, as a group (the "Non-Executive Officer Employee Group").

                               NEW PLAN BENEFITS
                   PLAN BENEFITS IN 1997 UNDER THE 1992 PLAN

NAME AND POSITION(1)                        DOLLAR VALUE($)(2) NUMBER OF SHARES
--------------------                        ------------------ ----------------
William P. Ferry(3)........................        $ 0                    0
 Chairman of the Board, President
 and Chief Executive Officer
Robert D. Burke(3).........................        $ 0                    0
 Senior Vice President,
 Worldwide Sales and Service
Richard M. Spaulding.......................        $ 0               69,987
 Vice President and
 Chief Financial Officer,
 Treasurer and Clerk
William R. Warner, Jr.(3)..................        $ 0                    0
 Senior Vice President, Product
 Management and Development
Executive Group(3).........................        $ 0               69,987
Non-Executive Director Group...............        $ 0                    0
Non-Executive Officer Employee Group.......        $ 0            1,794,184

--------
(1) Lists principal position with the Company as of December 31, 1997.
(2) Represents the difference between the fair market value of the underlying shares of Common Stock on the date of grant and the exercise price of the options. Certain options granted in 1997 in connection with the repricing of prior options were granted at an exercise price in excess of the fair market value of the underlying shares of Common Stock on the date of grant. In such cases, a dollar value of zero, in lieu of a negative dollar value, is included in the individual and group totals in the above table.
(3) During 1997, Messrs. Ferry, Burke and Warner received options to purchase 1,000,000, 120,000 and 130,000 shares, respectively. In addition, one other executive officer was granted options to purchase 50,000 shares. Such options were not granted under the 1992 Plan and, accordingly, are not included in this table.

 Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to stock options granted under the Plan and with respect to the sale of Common Stock acquired under the Plan. As no Awards other than incentive stock options and nonstatutory stock options have been granted under the 1992 Plan, a discussion of the United States federal income tax consequences of other types of Awards is not included. Moreover, the following discussion does not address the tax consequences that may arise with respect to any gift or disposition other than by sale of Common Stock acquired under the Plan. For precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax advisors. Participants should also consult with their own tax advisors regarding the application of any state, local, and foreign taxes and any federal gift, estate, and inheritance taxes. The Plan is not a qualified plan under Section 401(a) of the Code.

  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). Nevertheless, in the case of a participant who has not been an employee of the Company at all times commencing on the date on which a particular option was granted (the "Grant Date") and ending on the date that is three months before the date on which the option is exercised (the "Exercise Date"), an option generally will be treated as though it were a nonstatutory option and taxed as described below under "Nonstatutory Options." Similarly, options will be treated as nonstatutory options for purposes of the alternative minimum tax. While a participant will pay alternative minimum tax only to the extent of the excess of that tax over the participant's regular tax, the treatment of an option as a nonstatutory option for purposes of the alternative minimum tax could create such an excess.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the Grant Date and one year from the Exercise Date, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then the participant generally will recognize ordinary compensation income in an amount equal to the lesser of (i) the excess of the fair market value of the ISO Stock on the Exercise Date over the exercise price and (ii) the excess of the sale price of the ISO Stock over the exercise price.

  A participant making a Disqualifying Disposition will also recognize capital gain in an amount equal to any excess of the sale price of the ISO Stock over the fair market value of the ISO Stock on the Exercise Date. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of the sale and will be a short-term capital gain if the participant has held the ISO Stock for a shorter period.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of the sale and will be a short-term capital loss if the participant has held the ISO Stock for a shorter period.

  Nonstatutory Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory option. However, a participant generally will recognize ordinary compensation income upon the exercise of a nonstatutory option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "NSO Stock") on the Exercise Date over the exercise price.

  A participant will have a tax basis for any NSO Stock equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the NSO Stock for a shorter period.

  Delivery of Common Stock Upon Exercise of Stock Options. Under certain circumstances, the Plan permits a participant to exercise a stock option by delivering to the Company Common Stock having a fair market value equal in amount to the exercise price. The use of this method of exercise generally will not alter the tax consequences described above, and it may enable a participant to dispose of appreciated Common Stock without immediately recognizing capital gain on the disposition. The participant's tax basis in any shares of Common Stock delivered to the Company to exercise an option generally will be carried over to an equal number of shares of Common Stock acquired upon exercising the option. Nevertheless, participants should consider that the delivery to the Company of ISO Stock or stock acquired pursuant to the Company's employee stock purchase plan will constitute a Disqualifying Disposition, having all of the adverse tax consequences described above, if the holding period requirements described above are not satisfied with respect to that stock.

  Maximum Income Tax Rates on Capital Gain and Ordinary Income. Long-term capital gain will be taxable at a maximum rate of 20% if attributable to Common Stock held for more than eighteen months and at a maximum rate of 28% if attributable to Common Stock held for more than one year but not more than eighteen months. Short-term capital gain and ordinary income will be taxable at a maximum rate of 39.6%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher marginal tax rates. Ordinary compensation income will also be subject to a medicare tax and, under certain circumstances, a social security tax.

  Tax Consequences to the Company. The grant of a stock option (absent a Section 83(b) Election by the participant) under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option acquired under the Plan nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. However, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant under the Plan. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

  Withholding. Although a participant's Disqualifying Disposition of ISO Stock will result in the recognition of ordinary compensation income, the Company will have no withholding obligation with respect to that income. In contrast, the Company will have a withholding obligation with respect to ordinary compensation income recognized with respect to a nonstatutory option by a participant who has been employed by the Company. The Company will require any such participant to make arrangements to satisfy this withholding obligation.

                   3. RATIFICATION AND APPROVAL OF AMENDMENT
                     TO 1995 EMPLOYEE STOCK PURCHASE PLAN

  The 1995 Employee Stock Purchase Plan, as amended (the "Purchase Plan") was adopted by the Board of Directors on July 21, 1995 and approved by the stockholders on April 29, 1996. The purpose of the Purchase Plan is to provide to employees of the Company an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock, which the Board of Directors believes will help the Company in attracting, retaining and motivating qualified employees. The Company is currently authorized to issue under the Purchase Plan a total of 750,000 shares of Common Stock. As of February 1, 1998, there were 53 shares available for future issuance under the Purchase Plan. Accordingly, on February 11, 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the Purchase Plan increasing the number of shares of Common Stock available for issuance under the Purchase Plan from 750,000 to 1,050,000 shares.

  THE BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO THE PURCHASE PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

  The following is a brief summary of the provisions of the Purchase Plan. This summary is qualified in all respects by reference to the full text of the Purchase Plan, copies of which are available upon request to the Treasurer of the Company.

 Description of Offerings

  The Purchase Plan is implemented through a series of offerings. The maximum number of shares available in each offering is 225,000 shares. If less than 225,000 shares are purchased during an offering, the amount not purchased may be carried over and made available during any subsequent offering. Offering periods generally commence on each February 1 and August 1 and terminate on the following July 31 and January 31, respectively, or on such other dates as may be determined by the Board. To date, four offerings under the Purchase Plan have been completed, in which the Company issued an aggregate of 749,947 shares of Common Stock. Subject to the ratification and approval by the stockholders of this proposal, a new offering under the Purchase Plan commenced on February 11, 1998. The Purchase Plan will terminate when the maximum number of shares issuable under the Purchase Plan have been purchased by participating employees.

  The price at which employees may purchase Common Stock in an offering is 85% of the closing price of the Common Stock on the Nasdaq National Market on the day the offering commences or on the day the offering terminates, whichever is lower. An employee may elect to have up to 10% of his or her qualifying compensation withheld for the purpose of purchasing stock under the Purchase Plan. On the date an offering commences, each participating employee is deemed to be granted an option to purchase up to the number of shares determined by dividing 6% of such employee's annualized compensation for the immediately prior six-month period by 85% of the fair market value of the Common Stock on the date the offering commences. Unless the participant elects to withdraw from the offering, each participant who continues to be employed by the Company on the date such offering terminates is deemed to have exercised the option and purchased on such date such number of shares (subject to the maximum number covered by his or her option) as may be purchased with the amount of his or her payroll deductions at the offering price. If the total number of shares of Common Stock that would otherwise be purchased in the offering with accumulated payroll deductions exceeds the number of shares available during the offering, the available shares will be allocated on a pro rata basis to participating employees. The maximum number of shares issuable under the Purchase Plan and in each offering under the Purchase Plan will be proportionately adjusted upon certain changes in the Company's capitalization, such as a stock split or stock dividend.

 Administration

  Administrative authority over the Purchase Plan is vested in the Company's Board of Directors, which may delegate such power to its Compensation Committee. The Board of Directors has complete and final authority to make rules and regulations for the administration of the Purchase Plan. The Board of Directors of the Company may at any time terminate or amend the Purchase Plan, except that no such amendment shall be made without approval of the stockholders of the Company if such approval is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, and in no event may any amendment be made that would cause the Purchase Plan to fail to comply with
Section 16 under the Exchange Act or Section 423 of the Code.

 Eligibility

  Any employee, including a director, is eligible to participate in an offering if he or she is regularly employed by the Company or a designated subsidiary for more than 20 hours a week and for more than five months in a calendar year and is employed by the Company or a designated subsidiary on the first day of the applicable offering. As of February 1, 1998, a total of 399 of the Company's employees were eligible to participate in the Purchase Plan.

  The purchase of shares under the Purchase Plan is discretionary, and the Company can not now determine the number of shares to be purchased in the future by any particular person or group. The following table, however, sets forth the benefits received under the Purchase Plan during 1997 by (i) the Named Executive Officers, individually, (ii) the Executive Group, (iii) the Non-Executive Director Group and (iv) the Non-Executive Officer Employee Group.

                               NEW PLAN BENEFITS
                 PLAN BENEFITS IN 1997 UNDER THE PURCHASE PLAN

NAME AND POSITION(1)                        DOLLAR VALUE($)(2) NUMBER OF SHARES
--------------------                        ------------------ ----------------
William P. Ferry...........................      $      0                0
 Chairman of the Board, President
 and Chief Executive Officer
Robert D. Burke............................      $      0                0
 Senior Vice President,
 Worldwide Sales and Service
Richard M. Spaulding.......................      $  1,282            1,926
 Vice President and
 Chief Financial Officer,
 Treasurer and Clerk
William R. Warner, Jr......................      $      0                0
 Senior Vice President, Product
 Management and Development
Executive Group............................      $  1,282            1,926
Non-Executive Director Group...............      $      0                0
Non-Executive Officer Employee Group.......      $153,210          316,655

--------
(1) Lists principal position with the Company as of December 31, 1997.
(2) Represents the difference between the fair market value of the underlying shares of Common Stock on the date of purchase and the purchase price of shares purchased in 1997.

 Federal Income Tax Consequences

  Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

  If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common

Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of (i) fifteen percent of the fair market value of the Common Stock on the Grant Date and (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

  Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

  If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

  Tax Consequences to the Company. The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

  Withholding. The amount that a participant elects to have deducted from his or her base pay for the purchase of Common Stock under the Purchase Plan constitutes taxable wages and is subject to withholding. Moreover, the Company will have a withholding obligation with respect to ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. The Company will require any affected participant to make arrangements to satisfy this withholding obligation.

     4. APPROVAL OF AMENDMENT TO SECOND RESTATED ARTICLES OF ORGANIZATION

  On February 11, 1998, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's Second Restated Articles providing for an increase in the authorized number of shares of Common Stock from 25,000,000 shares to 35,000,000 shares (the "Charter Amendment"). As of January 31, 1998, the Company had a total of 17,869,405 shares of Common Stock outstanding and 4,394,823 shares reserved for future issuance under the 1992 Plan, the Purchase Plan, its 1992 Director Stock Option Plan, as amended, and other stock option and warrant grants (collectively, the "Stock Plans").

  On March 5, 1998, the Company entered into a Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") with HarbourVest Fund pursuant to which the Company issued and sold to HarbourVest Fund (i) 263,158 shares of Series A Preferred for an aggregate purchase price of $9,900,000 and (ii) warrants to purchase up to 65,790 shares of its Series B Convertible Preferred Stock, $0.01 par value per share (the "Series

B Preferred"), with an exercise price of $45.00 per share, and up to 65,790 shares of its Series C Convertible Preferred Stock $0.01 par value per share (the "Series C Preferred"), with an exercise price of $50.00 per share, for an aggregate purchase price of $100,000. Each share of the Company's Series A Preferred, Series B Preferred and Series C Preferred presently is convertible at any time into ten shares of Common Stock, subject to adjustment. Without stockholder approval of the Charter Amendment, the Company will not have a sufficient number of shares of Common Stock to maintain reserves for the shares of Common Stock issuable upon conversion of presently outstanding shares of Series A Preferred and for the shares of Series B Preferred and Series C Preferred issuable upon exercise of presently outstanding warrants. Accordingly, in the event the Charter Amendment is not approved, the Company will be required to redeem 40% of the 263,158 shares of the Series A Preferred and 40% of each of the warrants issued to HarbourVest Fund, for an aggregate redemption price of $4,000,000.

  If the Charter Amendment is approved, the additional authorized shares of Common Stock would be available for issuance in the future for corporate purposes, including without limitation, the aforementioned HarbourVest Fund preferred stock financing and other financings, acquisitions, stock splits, stock dividends and management incentive and employee benefit plans, as the Board may deem advisable, without the necessity of further stockholder action. The issuance of additional shares of Common Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Other than in connection with the Stock Plans and the HarbourVest Fund preferred stock financing, the Company has no present intention or plans to issue any shares of Common Stock. The Company is not aware of any attempts on the part of a third party to effect a change in control of the Company, and the Charter Amendment has been proposed by the Company for the reasons stated above and not for any possible anti-takeover effects it may have.

  THE BOARD OF DIRECTORS BELIEVES THAT THE CHARTER AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

  Approval of the Charter Amendment is a condition to ratification and approval of Proposal 2, relating to an increase from 2,700,000 to 3,500,000 of the number of shares of Common Stock authorized for issuance under the 1992 Plan. See "Proposal 2. Ratification and Approval of Amendment to 1992 Stock Incentive Plan".

            5. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of Coopers & Lybrand L.L.P. as the Company's independent accountants for the current fiscal year. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since inception. Although stockholder approval of the Board of Directors' selection of Coopers & Lybrand L.L.P. is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Coopers & Lybrand L.L.P.

  Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  THE BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 1998 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at its principal office in Westboro, Massachusetts not later than December 7, 1998 for inclusion in the proxy statement for that meeting.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

  All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. In addition, the Company retains the right to engage outside agencies to assist in the solicitation of proxies for the Annual Meeting. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies for the Annual Meeting at a cost to the Company of approximately $12,000 plus reimbursement of reasonable expenses. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will, at their request, reimburse them for their out-of-pocket expenses in this regard.

                                          By Order of the Board of Directors,

                                          RICHARD M. SPAULDING, Vice President
                                           and Chief Financial Officer,
                                           Treasurer and Clerk

April 6, 1998

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      APPENDIX A

                          BANYAN SYSTEMS INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS--MAY 12, 1998

The undersigned, revoking all prior proxies, hereby appoint(s) William P. Ferry and Richard M. Spaulding, or each or either of them, with full power of substitution, as proxies for the undersigned to act and to vote at the 1998 Annual Meeting of Stockholders of Banyan Systems Incorporated and at any adjournment or adjournments thereof as designated herein upon all matters referred to on the reverse side and as described in the Proxy Statement for the Meeting and, in their discretion, upon any other matters that may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                          ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or a partnership, please sign by authorizing person.


HAS YOUR ADDRESS CHANGED?             DO YOU HAVE ANY COMMENTS?
_______________________________       _________________________________________
_______________________________       _________________________________________
_______________________________       _________________________________________

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

    PLEASE MARK VOTES
[X] AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                          BANYAN SYSTEMS INCORPORATED
--------------------------------------------------------------------------------
                              RECORD DATE SHARES:




                         ------------------------------------------------------
 Please be sure to sign  Date
  and date this Proxy.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Stockholder sign here   Co-owner sign here
--------------------------------------------------------------------------------

                                     WITH-   FOR ALL
1. Election of                 FOR   HOLD     EXCEPT
   Class III Directors.        [_]   [_]       [_]

   William P. Ferry

   David N. Strohm

   If you do not wish
   your shares voted
   "For" a particular
   nominee, mark the
   "For All Except"
   box and strike a
   line through the
   nominees's name.
   Your shares will be
   voted for the
   remaining nominee.

                               FOR   AGAINST  ABSTAIN
2. Ratification and            [_]   [_]      [_]
   Approval, condi-
   tioned upon
   stockholder ap-
   proval of Pro-
   posal 4 below,
   of the Amendment
   to the Company's
   1992 Stock In-
   centive Plan.

                               FOR   AGAINST  ABSTAIN
3. Ratification and            [_]   [_]      [_]
   Approval of the
   Amendment to the
   Company's 1995
   Employee Stock
   Purchase Plan.

                               FOR   AGAINST  ABSTAIN
4. Approval of the             [_]   [_]      [_]
   Amendment to the
   Company's Second
   Restated
   Articles of
   Organization.

                               FOR   AGAINST  ABSTAIN
5. Ratification of             [_]   [_]      [_]
   Selection of
   Independent
   Public
   Accountants.

 PLEASE READ THE REVERSE SIDE
   OF THIS CARD. A VOTE FOR
 EACH PROPOSAL IS RECOMMENDED
  BY THE BOARD OF DIRECTORS.

Mark box at right if an                       [_]
address change or comment
has been noted on the
reverse side of this card.


 DETACH CARD                                                    DETACH CARD

                          BANYAN SYSTEMS INCORPORATED

  Dear Stockholder:

  Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

  Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

  Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

  Your vote must be received prior to the Annual Meeting of Stockholders to be held on May 12, 1998.

  Thank you in advance for your prompt consideration of these matters.

  Sincerely,

  Banyan Systems Incorporated

                                                                     APPENDIX B

                          BANYAN SYSTEMS INCORPORATED

                           1992 STOCK INCENTIVE PLAN

Section 1. Purpose

  The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Banyan Systems Incorporated by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2. Definitions

  "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

  "Board" means the Board of Directors of the Company.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

  "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

  "Company" means Banyan Systems Incorporated and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

  "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

  "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

  "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

  "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

  "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

  "Participant" means a person selected by the Board to receive an Award under the Plan.

  "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

  "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

  "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

  "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

  "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

  "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3. Administration

  The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4. Eligibility

  All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5. Stock Available for Awards

  (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,000,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

  (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

  (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them Reporting Persons; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3, by the stockholders of the entity which issued such predecessor awards.

Section 6. Stock Options

 (a) General.

    (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

    (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

    (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

    (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

    (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

    (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

 (b) Incentive Stock Options.

  Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

    (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

    (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

      (x) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

      (y) The option exercise period shall not exceed five years from the date of grant.

    (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

    (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

      (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

      (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

      (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of death (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Section 7. Stock Appreciation Rights

  (a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

  (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

  (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

    (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

    (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

    (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

    (iv) The Stock Appreciation Right will be transferable only with the related Option.

    (v) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

  (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

  (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8. Performance Shares

  (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

  (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

  (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

  (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9. Restricted and Unrestricted Stock

  (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

  (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

  (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

  (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

  (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10. General Provisions Applicable to Awards

  (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

  (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

  (c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

  (d) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

  (e) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

  (f) Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (as "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding
Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

  (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

  (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

  (i) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

  (j) Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

  (k) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11. Miscellaneous

  (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

  (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

  (c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

  (d) Effective Date and Term. Subject to the approval of the stockholders of the Company, the Plan shall be effective on June 23, 1992. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. No Award may be made under the Plan after June 23, 2002, but Awards previously granted may extend beyond that date.

  (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

  (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                                          Adopted by the Board of Directors
                                          on June 23, 1992

                                          Approved by the stockholders
                                          on July 24, 1992

                  AMENDMENTS TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Subsection 5(a) of the 1992 Stock Incentive Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 1,000,000 to 1,850,000 the number of shares of Common Stock authorized for issuance under the Plan.

  Subsection 6(a)(i) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

    (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provisions, and any regulations thereunder. Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 300,000 shares of Common Stock during any two consecutive calendar year period. For purposes of calculating such maximum number, (a) an Option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or the issuance of a new Option in substitution for a cancelled Option shall be deemed to constitute the grant of a new additional Option separate from the original grant of the Option that is repriced or cancelled.

                                          Adopted by the Board of Directors on
                                          March 28, 1994

                                          Approved by the Stockholders on May
                                          9, 1994

               AMENDMENT NO. 2 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Subsection 5(a) of the 1992 Stock Incentive Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 1,850,000 to 2,700,000 the number of shares of Common Stock authorized for issuance under the Plan.

                                          Adopted by the Board of
                                          Directors on February 2, 1995

                                          Approved by the Stockholders on
                                          May 9, 1995

               AMENDMENT NO. 3 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  The definition of "Committee" contained in Subsection 2 of the 1992 Stock Incentive Plan (the "Plan") of Banyan Systems Incorporated is hereby amended and restated in its entirety to read as follows:

  " "Committee' means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under the Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "Non-Employee Director,' as such term is defined in Rule 16b-3 under the Securities Act of 1934 ("Rule 16b-3"), and an "Outside Director,' as such term is defined in the Code."

                                          Adopted by the Board of Directors on
                                          January 17, 1997

               AMENDMENT NO. 4 TO THE 1992 STOCK INCENTIVE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Subsection 5(a) of the 1992 Stock Incentive Plan, as amended (the "Plan"), of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 2,700,000 to 3,500,000 the number of shares of Common Stock, $.01 par value per share, authorized for issuance under the Plan.

                                          Adopted by the Board of Directors on
                                          February 11, 1998

                                                                     APPENDIX C

                          BANYAN SYSTEMS INCORPORATED

                       1995 EMPLOYEE STOCK PURCHASE PLAN

  The purpose of this Plan is to provide eligible employees of Banyan Systems Incorporated (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.01 par value (the "Common Stock"), commencing on August 1, 1995. Four hundred and fifty thousand (450,000) shares of Common Stock in the aggregate have been approved for this purpose.

  1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

  2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

    (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

    (b) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

  No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

  3. Offerings.

  (a) The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. The first Offering under this Plan will begin on August 1, 1995 and terminate on July 31, 1996, and subsequent Offerings will begin on each August 1 and February 1, or the first business day thereafter (the "Offering Commencement Dates"), the first such subsequent Offering Commencement Date being August 1, 1996. Each Offering Commencement Date will begin a six month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period (provided, however, that the first Offering Commencement Date will begin a twelve month Plan Period). The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

  (b) The maximum number of shares of Common Stock that shall be made available for sale under the Plan during any Offering under the Plan shall be 225,000 shares, subject to adjustment upon changes in the capitalization of the Company as provided in Section 15 below. If the total number of shares for which Options are exercised on any Exercise Date in accordance with Section 9 below exceeds 225,000, the Company shall make a pro rata allocation of the shares available for delivery and distribution, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to the participant. If less than 225,000 shares are purchased during an Offering, the amount not purchased may be carried over to and made available during any subsequent Offering.

  4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least seven (7) days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

  5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. Payroll deductions may be at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of Compensation with any change in compensation during the Plan Period to result in an automatic corresponding change in the dollar amount withheld.

  No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

  6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

  7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

  8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated there under may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

  9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 6% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

  The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

  Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

  Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

  10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

  11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

  12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

  13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

  14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

  15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

  16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

  In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

  17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or
Section 423 of the Code.

  18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this

Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

  19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

  20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

  The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

  The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

  21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

  22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

  23. Effective Date and Approval of Shareholders. The Plan shall take effect on July 21, 1995 subject to approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                                          Adopted by the Board of Directors
                                          on July 21, 1995

                                          Approved by the stockholders on
                                          April 29, 1996

           AMENDMENT NO. 1 TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  Section 8 of the 1995 Employee Stock Purchase Plan (the "Plan") of Banyan Systems Incorporated is hereby amended and restated in its entirety to read as follows:

  "8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee."

                                          Adopted by the Board of Directors on
                                          January 17, 1997

           AMENDMENT NO. 2 TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  The first paragraph of the 1995 Employee Stock Purchase Plan (the "Plan") of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 450,000 to 750,000 the number of shares of Common Stock authorized for issuance under the Plan.

                                          Adopted by the Board of Directors on
                                          February 27, 1997

                                          Approved by the Stockholders on
                                          May 12, 1997

           AMENDMENT NO. 3 TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                        OF BANYAN SYSTEMS INCORPORATED

  The first paragraph of the 1995 Employee Stock Purchase Plan, as amended (the "Plan"), of Banyan Systems Incorporated is hereby amended, subject to stockholder approval, to increase from 750,000 to 1,050,000 the number of shares of Common Stock, $.01 par value per share, authorized for issuance under the Plan.

                                          Adopted by the Board of Directors on
                                          February 11, 1998